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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 3, 2005


                          Allied Waste Industries, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                 1-14705                                   88-0228636

        (Commission File Number)               (IRS Employer Identification No.)


15880 N. Greenway-Hayden Loop, Suite 100
           Scottsdale, Arizona                               85260
(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01        Other Events

On March 3, 2005, Allied Waste Industries, Inc. issued the following press release:



Contact:  Michael Burnett
          Vice President, Investor Relations
          480-627-2785

                                                          FOR IMMEDIATE RELEASE
                                                          ---------------------

                 ALLIED WASTE ANNOUNCES PRICING OF COMMON STOCK
               AND MANDATORY CONVERTIBLE PREFERRED STOCK OFFERINGS

        -- Mandatory Convertible Preferred Stock Offering Increased from
                        $500 Million to $600 Million --


Scottsdale, AZ - March 3, 2005 - Allied Waste Industries, Inc. (NYSE: AW) today announced that it has priced its $700 million offerings of capital stock, consisting of $100 million of common stock and $600 million of mandatory convertible preferred stock. The securities will be issued under Allied Waste's existing shelf registration statement.

Allied Waste will issue 12.75 million shares of common stock at $7.90 per share and will issue 2.4 million shares of its 3-year mandatory convertible preferred stock at $250.00 per share. The mandatory convertible preferred stock will have a dividend yield of 6.25 percent and a conversion premium of 25 percent over the stock price of $7.90 per share. Allied Waste granted the underwriters a 15% over-allotment option in each offering. Allied Waste intends to use the net proceeds from these offerings to repay certain higher coupon or near term maturities, as stated in its previously announced financing plan.

The mandatory convertible preferred stock has been rated B, Caa3 and CCC+ by Standard & Poor's, Moody's and Fitch, respectively. The $600 million mandatory convertible preferred stock offering was increased from Allied Waste's initial $500 million proposal announced February 22, 2005.

Citigroup Global Markets Inc., UBS Securities LLC and Banc of America Securities LLC are acting as joint book-running managers for the common stock offering. Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. are acting as joint book-running managers for the mandatory convertible preferred stock offering. A copy of the prospectus supplement, together with the accompanying prospectus, relating to the common stock offering may be obtained from Citigroup Global Markets Inc., UBS Securities LLC and Banc of America Securities LLC at the addresses below. A copy of the prospectus supplement, together with the accompanying prospectus, relating to the mandatory convertible preferred stock offering may be obtained from Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. at the addresses below.

A shelf registration statement relating to the shares of common stock and the shares of mandatory convertible preferred stock has previously been filed with, and has been declared effective by, the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of December 31, 2004, the Company served customers through a network of 314 collection companies, 165 transfer stations, 166 active landfills and 58 recycling facilities in 37 states.


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Citigroup Global Markets Inc.
Brooklyn Army Terminal
140 58th Street, 8th Floor
Brooklyn, New York  11220

UBS Securities LLC
Attn. - Prospectus Department
299 Park Avenue
New York, NY  10171

Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

J.P. Morgan Securities Inc.
Prospectus Department
One Chase Manhattan Plaza
New York, New York  10081

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York  10005


Safe Harbor for Forward-Looking Statements

This press release  includes  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "expects," "intends," "plans," "projects," "believes," "outlook," "estimates" and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in these forward looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Forward-looking statements in this press release include, among others, the consummation of the common stock offering and the mandatory convertible preferred stock offering and the use of proceeds thereof.

These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation: (1) weakness in the U.S. economy may cause a decline in the demand for the Company's services (particularly in the commercial and industrial sectors), a decline in the price of commodities sold by us, increased competitive pressure on pricing and generally make it more difficult for us to predict economic trends; (2) we may be impeded in the successful integration of acquired businesses and our market development efforts, which may cause significant increases in our waste disposal expenses; (3) we may be unsuccessful in achieving greater aggregate revenues from price increases; (4) a change in interest rates or a reduction in the Company's cash flow could impair our ability to service and reduce our debt obligations; (5) volatility in interest rates may, among other things, affect earnings due to our variable interest rate debt, possible mark to market changes on certain interest rate hedges; (6) divestitures by us may not raise funds exceeding financing needed for future acquisitions or may not occur at all; (7) severe weather conditions could impair our operating results; (8) the covenants in our credit facilities and indentures may limit our ability to operate our business; (9) we could be unable to obtain required permits; (10) we may be unable to raise additional capital to meet our operational needs; (11) increases in final capping, closure, post-closure, remediation and regulatory compliance costs could result in an increase in our operating costs; (12) we may be unable to obtain financial assurances; (13) the loss of services of any members of senior management may affect our operating abilities; (14) government regulations may increase the cost of doing business; (15) potential liabilities, including the outcome of litigation brought by government agencies, liabilities associated with our acquisitions and hazardous substance and environmental liabilities could increase costs; (16) potential increases in commodity, insurance and fuel prices may make it more expensive to operate our business;


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(17) potential  increases in our operating costs or disruption to our operations as a result of union initiated work stoppages; (18) risks associated with undisclosed liabilities of acquired businesses; (19) we may not realize the net benefits of best practice programs; (20) potential errors in accounting
estimates  and  judgments;   (21)  the  effects  that  trends  toward  requiring
recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills and waste-to-energy facilities; and (22) the outcome of legal proceedings.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Annual Report on Form 10-K for the year ended December 31, 2004. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ALLIED WASTE INDUSTRIES, INC.


                            By: /s/ PETER S. HATHAWAY
         ---------------------------------------------------------------
                                Peter S. Hathaway
              Executive Vice President and Chief Financial Officer





Date:  March 4, 2005